Exhibit 99.1

HYZON ISSUES WORKER ADJUSTMENT AND RETRAINING NOTIFICATION

BOLINGBROOK, Ill., December 20, 2024 – Hyzon (NASDAQ: HYZN) (Hyzon or the Company), a U.S.-based, high-performance, hydrogen fuel cell system manufacturer and technology developer focused on providing zero-emission power to decarbonize the most demanding industries, today announced the Company has issued a Worker Adjustment and Retraining Notification Act (WARN Act) notice (the Notice) to its employees at the Company’s Bolingbrook, Illinois and Troy, Michigan facilities, as well as to substantially all of its remaining employees in the states of Illinois and Michigan. Hyzon cited its inability to raise funding and the future uncertainty relating to the availability of government subsidies, most notably the California Hybrid and Zero-Emission Truck and Bus Voucher Incentive Project, which the Company believes has caused certain of its customers to slow down or suspend their purchasing decisions. If the Company cannot raise funds or find a buyer, it is expected that the reduction in force will be completed in February 2025.

The Notice begins the 60-day notice period that must be given prior to idling operations and laying off employees under the WARN Act.

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About Hyzon

Hyzon is a global supplier of high-performance hydrogen fuel cell technology focused on providing zero-emission power to decarbonize demanding industries. With agile, high-power technology designed for heavy-duty applications, Hyzon is at the center of a new industrial revolution fueled by hydrogen, an abundant and clean energy source. Hyzon is focusing on deploying its fuel cell technology in heavy-duty commercial vehicles in Class 8 and refuse collection vehicles across North America, as well as new markets such as stationary power applications. To learn more about how Hyzon partners across the hydrogen value chain to accelerate the clean energy transition, visit www.hyzonfuelcell.com.

Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include the Company’s expectations, hopes, beliefs, intentions or strategies for the future. You are cautioned that such statements are not guarantees of future performance and that the Company’s actual results may differ materially from those set forth in the forward-looking statements. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Factors that could cause the Company’s actual expectations to differ materially from these forward-looking statements include the expectations regarding the estimated costs in connection with the reduction in force and the timing of such costs, the timing of completion of the reduction in force, the Company’s ability to seek and obtain stockholder approval of the transfer of all or substantially all of the Company’s assets for the benefit of creditors and the liquidation and dissolution of the Company pursuant to a plan of dissolution, and any potential strategic or other funding transactions of which there can be no assurance that such potential transactions will occur at all, will occur in the time necessary prior to a dissolution or will be on terms favorable to the Company and its stockholders, the Company’s ability to improve its capital structure; Hyzon’s liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; the possibility that Hyzon may need to seek bankruptcy protection; Hyzon’s ability to fully execute actions and steps that would be probable of mitigating the existence of substantial doubt regarding its ability to continue as a going concern; our ability to enter into any desired strategic alternative on a timely basis, on acceptable terms; our ability to maintain the listing of our Common Stock on the Nasdaq Capital Market; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; changes in general economic conditions; and the other factors under the heading “Risk Factors” set forth in the Company’s Annual Report on Form 10-K, as supplemented by the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. Such filings are available on our website or at www.sec.gov. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances, except as may be required under applicable securities laws.

Contacts:

Hyzon Media Contact:

Hyzon@teamavoq.com